BLACKROCK EQUITY DIVIDEND FUND

Supplement Dated March 12, 2008
to the Prospectus dated November 28, 2007

The following changes are made to the Prospectus of BlackRock Equity Dividend Fund (the “Fund”).

The section in the prospectus captioned “How the Fund Invests – About the Portfolio Manager” on page 9 is amended as follows:

The description of the Fund’s portfolio manager is deleted and the following description is inserted below the heading:

The Fund is supported by a team of investment professionals who are responsible for investment research and selection. The lead members of this team are Robert M. Shearer and Kathleen M. Anderson. Mr. Shearer is primarily responsible for the day-to-day management of the Fund’s portfolio.

In addition, in the section captioned “Management of the Fund — BlackRock Advisors, LLC” the sixth paragraph on page 39 is deleted in its entirety and replaced with the following:

The Fund is supported by a team of investment professionals who are responsible for investment research and selection. The lead members of this team are Robert M. Shearer and Kathleen M. Anderson. Mr. Shearer is primarily responsible for the day-to-day management of the Fund’s portfolio.

Robert Shearer, CFA, is a Managing Director of BlackRock. Prior to joining BlackRock in 2006 he was a Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM.”) He has been a portfolio manager of the Fund since 2001. Additionally, Mr. Shearer has been the portfolio manager of the BlackRock Natural Resources Trust since he started at MLIM in 1997.

Kathleen Anderson is a Managing Director of BlackRock since 2008. Prior to joining BlackRock in 2006, she was a Director of Merrill Lynch Investment Managers, L.P. (“MLIM.”) Ms. Anderson has been a portfolio manager of the Fund since 2008, and has also been the portfolio manager of the BlackRock Utility and Telecom Fund since 2001. She has been a member of the investment team supporting both the Equity Dividend Fund and the Utility and Telecom Fund since she started at MLIM in 1993. Additionally, she has been the portfolio manager of the BlackRock EcoSolutions Investment Trust since its inception in 2007.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

Code #10559-1107-SUP